                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                              243,120.49
           Available Funds:
                     Contract Payments due and received in this period                                   2,107,714.03
                     Contract Payments due in prior period(s) and received in this period                   79,307.55
                     Contract Payments received in this period for next period                              86,318.09
                     Sales, Use and Property Tax payments received                                         126,656.17
                     Prepayment Amounts related to early termination in this period                      6,362,039.58
                     Servicer Advance                                                                      143,333.90
                     Proceeds received from recoveries on previously Defaulted Contracts                         0.00
                     Transfer from Reserve Account                                                           3,383.94
                     Interest earned on Collection Account                                                   2,978.85
                     Interest earned on Affiliated Account                                                     408.19
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                       Agreement Section 5.03                                                                    0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                       (Substituted contract less than Predecessor contract)                                     0.00
                     Amounts paid under insurance policies                                                       0.00
                     Maintenance, Late Charges and any other amounts                                             0.00

                                                                                                      ----------------
           Total Available Funds                                                                         9,155,260.79
           Less: Amounts to be Retained in Collection Account                                              268,906.93
                                                                                                      ----------------
           AMOUNT TO BE DISTRIBUTED                                                                      8,886,353.86
                                                                                                      ================




           DISTRIBUTION OF FUNDS:
                     1.     To Trustee -  Fees                                                                   0.00
                     2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
                              Advances                                                                      79,307.55
                     3.     To Noteholders (For Servicer Report immediately following the Final
                              Additional Closing Date)
                                   a) Class A1 Principal and Interest                                            0.00
                                   a) Class A2 Principal (distributed after A1 Note matures)
                                      and Interest                                                       6,985,885.14
                                   a) Class A3 Principal (distributed after A1 and A2 Notes mature)
                                      and Interest                                                         580,619.98
                                   b) Class B Principal and Interest                                       173,110.07
                                   c) Class C Principal and Interest                                      195,175.24
                                   d) Class D Principal and Interest                                       196,159.96
                                   e) Class E Principal and Interest                                       198,119.76

                     4.     To Reserve Account for Requirement per Indenture Agreement
                              Section 3.08                                                                       0.00
                     5.     To Issuer - Residual  Principal and Interest and Reserve Account
                              Distribution
                                   a) Residual Interest (Provided no Restricting or
                                      Amortization Event in effect)                                         10,202.06
                                   b) Residual Principal (Provided no Restricting or
                                      Amortization Event in effect)                                        315,042.56
                                   c) Reserve Account Distribution (Provided no Restricting or
                                      Amortization Event in effect)                                          3,383.94
                     6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
                            and Any Other Amounts                                                          130,043.21
                     7.     To Servicer, Servicing Fee and other Servicing Compensations                    19,304.39
                                                                                                      ----------------
           TOTAL FUNDS DISTRIBUTED                                                                       8,886,353.86
                                                                                                      ================

                                                                                                      ----------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting
               Event Funds (if any)}                                                                       268,906.93
                                                                                                      ================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                       $2,182,541.24
            - Add Investment Earnings                                                                        3,383.94
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                     0.00
            - Less Distribution to Certificate Account                                                       3,383.94
                                                                                                      ----------------
End of period balance                                                                                   $2,182,541.24
                                                                                                      ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                              $2,182,541.24
                                                                                                      ================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                        Pool A                                                  39,093,050.92
                        Pool B                                                   5,950,154.16
                                                                                --------------
                                                                                                         45,043,205.08

Class A Overdue Interest, if any                                                         0.00
Class A Monthly Interest - Pool A                                                  187,043.17
Class A Monthly Interest - Pool B                                                   28,468.89

Class A Overdue Principal, if any                                                        0.00
Class A Monthly Principal - Pool A                                               6,987,006.96
Class A Monthly Principal - Pool B                                                 363,986.10
                                                                                --------------
                                                                                                          7,350,993.06
Ending Principal Balance of the Class A Notes
                        Pool A                                                  32,106,043.96
                        Pool B                                                   5,586,168.06
                                                                                --------------
                                                                                                        ---------------
                                                                                                         37,692,212.02
                                                                                                        ===============

----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $190,972,000    Original Face $190,972,000    Balance Factor
            $  1.128501       $         38.492518           19.737036%
----------------------------------------------------------------------------



IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A
Notes
                        Class A1                                                         0.00
                        Class A2                                                 6,953,205.08
                        Class A3                                                38,090,000.00
                                                                                --------------
                                                                                                         45,043,205.08
Class A Monthly Interest
                        Class A1 (Actual Number Days/360)                                0.00
                        Class A2                                                    32,680.06
                        Class A3                                                   182,832.00

Class A Monthly
Principal
                        Class A1                                                         0.00
                        Class A2                                                 6,953,205.08
                        Class A3                                                   397,787.98
                                                                                --------------
                                                                                                          7,350,993.06
Ending Principal Balance of the Class A Notes
                        Class A1                                                         0.00
                        Class A2                                                         0.00
                        Class A3                                                37,692,212.02
                                                                                --------------          ---------------
                                                                                                         37,692,212.02
                                                                                                        ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes
                                        Pool A                                         893,500.52
                                        Pool B                                         135,984.17
                                                                                     -------------
                                                                                                           1,029,484.69

         Class B Overdue Interest, if any                                                    0.00
         Class B Monthly Interest - Pool A                                               4,415.38
         Class B Monthly Interest - Pool B                                                 671.99
         Class B Overdue Principal, if any                                                   0.00
         Class B Monthly Principal - Pool A                                            159,703.02
         Class B Monthly Principal - Pool B                                              8,319.68
                                                                                     -------------
                                                                                                             168,022.70
         Ending Principal Balance of the Class B Notes
                                        Pool A                                         733,797.50
                                        Pool B                                         127,664.49
                                                                                     -------------
                                                                                                          --------------
                                                                                                             861,461.99
                                                                                                          ==============

         -------------------------------------------------------------------------
         Interest Paid Per $1,000   Principal Paid Per $1,000     Ending Principal
         Original Face $4,365,000   Original Face $4,365,000      Balance Factor
                   $     1.165491           $       38.493173       19.735670%
         -------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class C Notes
                                        Pool A                                       1,005,432.10
                                        Pool B                                         153,068.17
                                                                                     -------------
                                                                                                           1,158,500.27

         Class C Overdue Interest, if any                                                    0.00
         Class C Monthly Interest - Pool A                                               5,337.17
         Class C Monthly Interest - Pool B                                                 812.54
         Class C Overdue Principal, if any                                                   0.00
         Class C Monthly Principal - Pool A                                            179,665.89
         Class C Monthly Principal - Pool B                                              9,359.64
                                                                                     -------------
                                                                                                             189,025.53
         Ending Principal Balance of the Class C Notes
                                        Pool A                                         825,766.21
                                        Pool B                                         143,708.53
                                                                                     -------------
                                                                                                          --------------
                                                                                                             969,474.74
                                                                                                          ==============

         -----------------------------------------------------------------------
         Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
         Original Face $4,910,955   Original Face $4,910,955    Balance Factor
                   $     1.252243           $       38.490585     19.741063%
         -----------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                                        Pool A                                   1,005,432.10
                                        Pool B                                     153,068.17
                                                                                --------------
                                                                                                       1,158,500.27

         Class D Overdue Interest, if any                                                0.00
         Class D Monthly Interest - Pool A                                           6,191.79
         Class D Monthly Interest - Pool B                                             942.64
         Class D Overdue Principal, if any                                               0.00
         Class D Monthly Principal - Pool A                                        179,665.89
         Class D Monthly Principal - Pool B                                          9,359.64
                                                                                --------------
                                                                                                         189,025.53
         Ending Principal Balance of the Class D Notes
                                        Pool A                                     825,766.21
                                        Pool B                                     143,708.53
                                                                                --------------
                                                                                                      --------------
                                                                                                         969,474.74
                                                                                                      ==============

         -----------------------------------------------------------------------
         Interest Paid Per $1,000  Principal Paid Per $1,000   Ending Principal
         Original Face $4,910,955  Original Face $4,910,955    Balance Factor
                   $     1.452758          $       38.490585     19.741063%
         -----------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class E Notes
                                        Pool A                                   1,005,432.10
                                        Pool B                                     153,068.17
                                                                                --------------
                                                                                                       1,158,500.27

         Class E Overdue Interest, if any                                                0.00
         Class E Monthly Interest - Pool A                                           7,892.64
         Class E Monthly Interest - Pool B                                           1,201.59
         Class E Overdue Principal, if any                                               0.00
         Class E Monthly Principal - Pool A                                        179,665.89
         Class E Monthly Principal - Pool B                                          9,359.64
                                                                                --------------
                                                                                                         189,025.53
         Ending Principal Balance of the Class E Notes
                                        Pool A                                     825,766.21
                                        Pool B                                     143,708.53
                                                                                --------------
                                                                                                      --------------
                                                                                                         969,474.74
                                                                                                      ==============

         ----------------------------------------------------------------------
         Interest Paid Per $1,000  Principal Paid Per $1,000  Ending Principal
         Original Face $4,910,955  Original Face $4,910,955   Balance Factor
                   $     1.851825          $       38.490585    19.741063%
         ----------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                                        Pool A                                  1,675,227.32
                                        Pool B                                    254,940.01
                                                                                -------------
                                                                                                1,930,167.33

         Residual Interest - Pool A                                                 8,841.38
         Residual Interest - Pool B                                                 1,360.68
         Residual Principal - Pool A                                              299,443.16
         Residual Principal - Pool B                                               15,599.40
                                                                                -------------
                                                                                                  315,042.56
         Ending Residual Principal Balance
                                        Pool A                                  1,375,784.16
                                        Pool B                                    239,340.61
                                                                                -------------
                                                                                                -------------
                                                                                                1,615,124.77
                                                                                                =============


X.   PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                         19,304.39
          - Servicer Advances reimbursement                                                        79,307.55
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                       130,043.21
                                                                                                -------------
         Total amounts due to Servicer                                                            228,655.15
                                                                                                =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                            44,678,075.19

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                              0.00

  Decline in Aggregate Discounted Contract Balance                                                          7,985,150.81

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     ending of the related Collection Period                                                               -------------
                                                                                                           36,692,924.38
                                                                                                           =============

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                         1,662,053.17

      - Principal portion of Prepayment Amounts                                               6,323,097.64

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                   0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                        0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                 0.00

                                                                                              -------------
                                      Total Decline in Aggregate Discounted Contract Balance  7,985,150.81
                                                                                              =============


POOL B
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                            6,800,282.62

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                             0.00

  Decline in Aggregate Discounted Contract Balance                                                           415,984.12

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     ending of the related Collection Period                                                               -------------
                                                                                                           6,384,298.50
                                                                                                           =============

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                           410,538.42

      - Principal portion of Prepayment Amounts                                                   5,445.70
                                                                                                         .
      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                   0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                        0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                 0.00

                                                                                              -------------
                                      Total Decline in Aggregate Discounted Contract Balance    415,984.12
                                                                                              =============

                                                                                                           --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                          43,077,222.88
                                                                                                           ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                            Predecessor
                                                                           Discounted       Predecessor   Discounted
        Lease #               Lessee Name                                  Present Value    Lease #       Present Value
        ------------------------------------------------------             --------------   ------------  --------------
        3330-003              OPEN MRI TEXAS VENTURES, LLC                   $784,197.29    835-503         $438,611.25
        3309-001              OPEN MRI ILLINOIS VENTURES, LLC              $1,004,239.10    869-501         $433,977.38
                              CASH                                            $69,086.19    878-501         $455,634.75
                                                                                            878-502         $455,364.75
                                                                                            1505-005         $73,664.45







                                                                           --------------                 --------------
                                                              Totals:      $1,857,522.58                  $1,857,252.58

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                          $1,857,252.58
        b) ADCB OF POOL A AT CLOSING DATE                                                               $161,410,790.25
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           1.15%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                    NO     X
                                                                                      ------                 --------


        POOL B                                                                                       Predecessor
                                                          Discounted                 Predecessor     Discounted
        Lease #               Lessee Name                 Present Value              Lease #         Present Value
        -------------------------------------             --------------             -------------   -------------
                              NONE









                                                          ------------                                -----------
                                             Totals:             $0.00                                      $0.00


        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                          $56,843,333.29
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                      0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
          TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement
    Section 7.02                                                                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                      NO     X
                                                                                   --------                 --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2002


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

  POOL A - NON-PERFORMING                                                                                       Predecessor
                                                                              Discounted      Predecessor       Discounted
  Lease #          Lessee Name                                                Present Value   Lease #           Present Value
  ----------------------------------------------------------------            --------------  -----------       -------------
  1097-507         ADVANCED HEALTHCARE RESOURCES                              $159,644.40     1778-001            $48,984.23
  1238-501         WILLIAM F SKINNER, M.D.                                    $174,282.67     1777-001           $325,671.26
  1505-005         NYDIC MEDICAL VENTURES VII, LLC                            $171,682.66     1855-001           $153,223.12
  2488-001         HYDRO-TOUCH INC.                                           $110,973.88     1949-001            $94,307.11
                   CASH                                                         $5,602.11






                                                                              ------------                     -------------
                                                                  Totals:     $622,185.72                        $622,185.72

  a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                 622,185.72
  b) ADCB OF POOL A AT CLOSING DATE                                                                          $161,410,790.25
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES                   NO     X
                                                                               ----                  --------



  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                 Predecessor
                                                                              Discounted      Predecessor       Discounted
  Lease #          Lessee Name                                                Present Value   Lease #           Present Value
  ----------------------------------------------------------------            --------------  -----------       -------------
                   None









                                                                             --------------                     -------------
                                                                Totals:              $0.00                              $0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                          $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                            $56,843,333.29
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

  * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (more than 180 DAYS),
    THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
    BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                                  NO     X
                                                                                --------------                       --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2002


XV.    POOL PERFORMANCE MEASUREMENTS


1.                                 AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                  TOTAL OUTSTANDING CONTRACTS
   This Month                               482,508.87             This Month                     43,077,222.88
   1 Month Prior                            566,022.55             1 Month Prior                  51,478,357.81
   2 Months Prior                           615,201.20             2 Months Prior                 54,355,854.79

   Total                                  1,663,732.62             Total                         148,911,435.48

   A) 3 MONTH AVERAGE                       554,577.54             B) 3 MONTH AVERAGE             49,637,145.16

   c) a/b                                        1.12%


2. Does a Delinquency Condition Exist (1c more than 6% )?
                                                                                     Yes                  No    X
                                                                                         -----------------   -------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                             Yes                  No    X
                                                                                         -----------------   -------
   B. An Indenture Event of Default has occurred and is then continuing?             Yes                  No    X
                                                                                         -----------------   -------

4. Has a Servicer Event of Default occurred?                                         Yes                  No    X
                                                                                         -----------------   -------


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                  Yes                  No    X
                                                                                         -----------------   -------
   B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                          Yes                  No    X
                                                                                         -----------------   -------
   C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADCB on the Closing Date?           Yes                  No    X
                                                                                         -----------------   -------




6. Aggregate Discounted Contract Balance at Closing Date                         Balance  $218,254,123.54
                                                                                         --------------------


   DELINQUENT LEASE SUMMARY

    Days Past Due      Current Pool Balance     # Leases
    -------------      --------------------     --------

          31 - 60                299,483.52           25
          61 - 90                 35,952.44           10
         91 - 180                482,508.87            9



   Approved By:
   Mathew E. Goldenberg
   Vice President
   Structured Finance and Securitization